Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Champion Homes, Inc. (the “Registrant”) for the period ending September 26, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Registrant hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

1. The Report fully complies with the requirements of Sections 13(a) - 15(e) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

November 4, 2026

/s/ Tim Larson
Tim Larson
Chief Executive Officer (Principal Executive Officer)

/s/ David McKinstray
David McKinstray
Executive Vice President, Chief Financial Officer, and Treasurer
(Principal Financial Officer)